CONSULTING SERVICES AGREEMENT
This Consulting Services Agreement ("Agreement") is entered into by and between Annuncio Software, Inc., a California corporation with an office at 2440 W. El Camino Real Suite 300, Mountain View, CA 94040 ("Annuncio") and Nettaxi.com, a Nevada corporation, with offices at 1696 Dell Ave., Campbell, CA 95008 ("Company"). This Agreement is effective as of October 11, 2000 (the "Effective Date").

 In consideration of the mutual covenants contained herein, the parties agree to the following terms and conditions.

1.     SERVICES
       --------
Annuncio agrees to perform for the company those consulting and/or advisory services ("Services") in the form and manner described in any properly executed Statement of Work ("SOW"), such as that SOW attached hereto as Exhibit A and made a part hereof. Each SOW shall constitute a separate agreement which incorporates the terms and conditions of this Agreement. In the event the terms of the SOW conflict with the terms of this Agreement, the terms of the SOW shall prevail.

2.     COMPENSATION
       ------------
2.1     Services.  For  all Services performed under an SOW or other request for
        ---------
Services that references this Agreement, Company shall pay Annuncio for performing the Services as shown in the applicable SOW or at the then-current Annuncio standard rates, whichever are applicable.
2.2     Expenses.  The  Company shall also reimburse Annuncio for the reasonable
        ---------
and necessary travel and living expenses of its personnel engaged in the performance of Services at locations other than Annuncio facilities, together with other reasonable out-of-pocket expenses incurred in connection with performance of the Services.
2.3     Payments.  Annuncio  shall  invoice  Company for all amounts on or after
        ---------
the due date. Payment terms shall be net 30 days. Any amounts due Annuncio under this Agreement not received by the date due shall be subject to a service charge of one and one-half percent (1.5%) per month, or the maximum charge permitted by law, whichever is less. All payments are non-refundable. Unless Company provides Annuncio with a valid tax exemption or direct pay certificate, Company is responsible for all taxes, duties, and customs fees which may be assessed on the amounts paid for Service performed hereunder, excluding taxes based on Annuncio's income.

3.     OBLIGATIONS
       -----------
3.1     Annuncio's  Obligations.  Annuncio  shall  perform  or  caused  to  be
        -----------------------
performed the obligations described in each SOW. Annuncio shall provide sufficient, qualified personnel capable of performing all of Annuncio's duties and obligations under this Agreement and any SOW.
3.2     Company's  Obligations.  Company  shall:
        -----------------------
(a) designate and provide one (1) customer point of contact for a given SOW, responsible for answering and resolving Annuncio's questions and issues related to the project(s) described in the SOW;
(b) provide sufficient, qualified personnel capable of performing all of Company's duties and obligations under this Agreement and under any SOW;
(c) provide Annuncio with reasonable and necessary access to Company's facilities during Company's normal business hours and otherwise as reasonably requested by Annuncio in order to facilitate Annuncio's performance of the Services outlined in each SOW;
(d) provide Annuncio with such reasonable and necessary working space and office support (including but not limited to access to telephones, photocopying equipment, and the like) as Annuncio may reasonable request;
(e) perform such other duties and tasks specifically designated in an SOW to facilitate Annuncio's performance of the Services outlined thereunder; and
(f) provide Annuncio with at least ten (10) days advance notice of desired staffing extensions. If Company provides less than ten (10) business days notice for releasing consultants, Annuncio may invoice Company for two (2) full days of consulting Services per consultant released.

4.     CONFIDENTIALITY
       ---------------
4.1     Definition.  Confidential Information means any information disclosed by
        -----------
either party ("Disclosing Party") to the other party ("Receiving Party"), either directly or indirectly, in writing, orally, electronically, visually, or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation or should be reasonable understood to be confidential or proprietary. Confidential Information includes, without limitation, all information relating to the source code of any Annuncio Software, the operation of the Software, the Documentation, or the terms and conditions of this Agreement to be Confidential Information. Company's client accounts and information concerning marketing and advertising services, all site and business development plans, and specific events and features planned for or by Company are deemed confidential information. Confidential Information also includes, but is not limited to, trade secrets, computer programs, software, documentation, formulas, data, inventions, techniques, marketing plans, strategies, forecasts, customer lists, employee information, financial information, confidential information concerning either party's business or organization, as either party has conducted it or as either party may conduct it in the future, information concerning any or either party's past, current or possible future products or methods, including information about either party's research, development, engineering, purchasing, manufacturing, accounting, marketing, selling, leasing and/or software (including third party software).
4.2     Definition  Exclusion.  Confidential  Information  shall  exclude
        ----------------------
information  that:  (a)  was  independently


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developed  by  the  Receiving  Party  without  any use of the Disclosing Party's
Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it; (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.
4.3     Non-use  and  Non-disclosure.  Each  party  agrees  not  to  use  any
        -----------------------------
Confidential Information of the other party for any purpose except to perform its obligation or exercise its rights under this Agreement. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees, except those employees of the receiving party who are required to have the information in order to perform such party's obligations under this Agreement. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party's Confidential Information and which are provided to the party hereunder. Each party agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most rightly confidential information and shall ensure that its employees who have access to Confidential Information of the other party have signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such employees. Each party shall reproduce the other party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.
4.4     Compelled Disclosure.  If a Receiving Party is, or believes that it will
        ---------------------
be, compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing Party may take steps to oppose such disclosure.
4.5     Residuals.  Annuncio  shall  have the right to use and exploit Residuals
        ----------
for any purpose after the return of Company's Confidential Information. As used herein, "Residuals" shall mean ideas, information and understanding retained in
          ---------
the memory of Annuncio's employees as a result of their review, evaluation and testing of the Confidential Information of Company after the return thereof, but shall not include Company's Confidential Information.

5.     OWNERSHIP
       ---------
5.1     Definition.  For  purposes of this Agreement, the term "ownership" shall
        -----------                                             ---------
refer to ownership of all intellectual property rights including, but not limited to , all patent, copyright, trade secret and trademark rights, as applicable, with respect to the subject intellectual property.
5.2     Confidential Information.  Neither party shall obtain, by virtue of this
        -------------------------
Agreement, any rights, title or interest in any Confidential Information or other property or materials of the other party or of third parties. Within fifteen (15) days after termination of this Agreement, each party shall certify in writing to the other that all copies of Confidential Information in any form, including partial copies, have been destroyed, returned used solely as the other party so directs.
5.3     Work  Product.  For  any Work Product provided to Company by Annuncio in
        --------------
the course of performing the Services hereunder, Company agrees that such Work Product is the sole property of Annuncio, subject to the license contained in this Section 5.3 and provided that Company will retain any Confidential Information contained in the Work Product. Work Product shall mean any expression of Annuncio's findings, analyses, conclusions, opinions, recommendations, ideas, techniques, know-how, designs, programs, enhancements, software, and other technical information provided. Annuncio hereby grants to Company a worldwide, perpetual, royalty-free license to use the work Product, solely for its own internal purposes and pursuant to the terms of the License Agreement between Company and Annuncio. NO other grants of licenses or rights to Company shall be implied from the provisions stated in this Agreement.
5.4     Further  Assurances.  Each  party  agrees  to  execute  any  additional
        --------------------
documents deemed reasonable necessary to effect and evidence the other party's rights with respect to the intellectual property elements set forth above.

6.     TERMS  AND  TERMINATION
       -----------------------
6.1     Term.  This  Agreement will commence on the date first written above and
        -----
will continue until final completion of the Services or termination as provided below.
6.2     Termination.  Either party may terminate this Agreement at any time upon
        ------------
giving ten (10) business days prior written notice thereof to the other party, provided, however, that if such termination is based upon an allege breach of a material provision of this Agreement or an SOW, then the party allegedly in breach shall have thirty (30) days to cure the alleged breach. Company shall pay Annuncio for any Services performed up to the effective date of termination. The above thirty (30) day period shall not apply to breaches of Section 4, Confidentiality, and Section 5, Ownership, above.
6.3     Survival.  Upon  such  termination  all rights and duties of the parties
        ---------
toward each other shall cease except sections entitled Confidentiality, Ownership, Limitations of Remedies and Damages, Independent Contractor, Notice, Separate Agreement and Miscellaneous shall survive termination of this Agreement.

7.     WARRANTY.
       ---------
Each party represents and warrants that (i) it has the right to enter into this Agreement, (ii) an authorized representative has executed this Agreement, and
(iii) it will comply with any applicable laws and regulation pertaining to this Agreement and the provision of Services hereunder. Annuncio also warrants that the Services provided hereunder will be performed in a workmanlike and professional manner in accordance with recognized industry standards. ANNUNCIO DISCLAIMS ALL


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OTHER  WARRANTIES,  EITHER  IMPLIED  OR  EXPRESS,  INCLUDING ANY AND ALL IMPLIED
WARRANTIES OF TITLE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

8.     INDEMNITY.
       ----------
8.1     Patent  and  Copyright  Indemnity.  Annuncio  shall indemnify and defend
        ----------------------------------
Company against any claims that any Work Product (as defined in Section 5.3 above) delivered to Company pursuant to this Agreement or any SOW under this Agreement infringes any United States or Canadian patent or copyright, provided that Annuncio is given prompt notice of such claim and is given information, reasonable assistance and the sole authority to defend or settle said claim. In defense or settlement of such a claim, Annuncio shall, in its reasonable judgment and at its option and expense; (i) obtain for company the right to continue to use the work Product; (ii) replace or modify the Work Product so that it becomes non-infringing while giving equivalent performance; or (iii) if Annuncio cannot obtain the remedies in (i) or (ii), as its sole obligation, terminate the license for the infringing Work Product and return only the Services fees paid by Company for such Work Product. Annuncio shall have no liability to indemnify or defend Company to the extent: (i) the alleged infringement is based on infringing information furnished by the company; (ii) the alleged infringement is the result of a modification made by anyone other than Annuncio; or (iii) Company uses the Work Product other than in accordance with this Agreement, any delivered documentation, or the underlying software license to use the Work Product.
8.2     Other  Indemnity.  Each party ("Indemnifying Party") shall indemnify and
        -----------------
hold the other party ("Indemnified Party") harmless against any claim, including costs and reasonable attorneys' fees, in which the Indemnified Party is named as a result of the grossly negligent or intentional acts or grossly negligent or intentional failures to act by the Indemnifying Party, its employees or agents, while performing obligation hereunder, which result in death, personal injury, or tangible property damage. This indemnification obligation is contingent upon the Indemnified Party providing the Indemnifying Party with Prompt written notice of such claim, all necessary information, all reasonable assistance in the defense of such action, and sole authority to defend or settle such claim.

9.     LIMITATION OF  REMEDIES  AND  DAMAGES.
       --------------------------------------
THE LIABILITY OF ANNUNCIO ARISING HEREUNDER SHALL BE LIMITED TO FEES PAID BY COMPANY HEREUNDER. ANNUNCIO SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS AND/OR BUSINESS INTERRUPTION, WHETHER FORESEEABLE OR NOT, AND WHETHER ARISING IN CONTRACT, TORT, OR NEGLIGENCE EVEN IF A REPRESENTATIVE OF ANNUNCIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

10.     GENERAL.
        --------
10.1     Assignment.  Neither  party  may  assign this Agreement or any right or
         -----------
obligation hereunder without the other party's prior written consent; provided however, that Annuncio may assign this Agreement without such consent to any successor as a result of any merger, consolidation or other corporate reorganization of such party or any sale of all or substantially all of the assets of Annuncio. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of each party.
10.2     Independent  Contractor.  Nothing in this Agreement shall in any way be
         ------------------------
construed to constitute Annuncio as an agent, employee or representative of the Company, but Annuncio shall perform the Services hereunder as an independent contractor.
10.3     Non-Solicitation.  Company  acknowledges  and agrees that the employees
         -----------------
and consultants of Annuncio who perform the Services are a valuable asset to Annuncio and are difficult to replace. Accordingly, Company agrees that, for the term of this Agreement and for a period of 12 months thereafter, it will not offer employment as an employee, independent contractor, or consultant to any Annuncio employee or consultant. In the event Company breaches the provisions of this Section 10.3, the parties agree that it would be difficult to determine the amount of actual damages to Annuncio that would result from such breach. The parties further agree that in the event Company breaches the provision of this Section 10.3, Company shall pay Annuncio liquidated damages of $50,000 for each such breach, which is the parties' good faith estimate of the amount of damages to Annuncio from such breach. IN addition, unless Annuncio agrees Company shall not contract for implementation -related services with any Annuncio subcontractors and former Annuncio or Annuncio subcontractor employees who voluntarily departed their positions) who are or have been directly associated with Annuncio's provision of Services hereunder. The prohibition shall remain in effect for a period of six (6) months from the date of the third party departure. Company's failure to comply with this provision may at
Annuncio's sole discretion result in (i) Annuncio removing all existing consultant resources from Company sites and/or (ii) the immediate termination of this Agreement and any existing SOS in effect between the Parties, resulting in no further obligation by Annuncio to provide Services to Company.
10.4     Notice.  All  notices  or  other  communications  referenced under this
         -------
Agreement shall be made in writing and sent to the address designated above, designated in a specific SOW, or designated from time to time in writing by either party. All notices shall be deemed given to the other party if delivered "receipt confirmed" using one of the following methods: registered or certified first class mail, postage prepaid; delivery by a recognized courier delivery services; or electronic mail.
10.5     Force  Majeure.  Except  for  Company's  obligation  to  pay  Annuncio,
         ---------------
neither party shall be liable for any failure to perform its obligations under this Agreement or


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any  SOW  if  prevented  from  doing so by a cause or causes beyond its control, including without limitation, acts of God or public enemy, failure of suppliers to perform, fire, floods, storms, earthquakes, riots, strikes, war and restraints of government.
10.6     Separate  Agreements.  All  Services  provided  herein  are  acquired
         ---------------------
separately from any software licenses agreed to between the Parties. Specifically, Company may acquire software licenses without consulting services. Company understands and agrees that this Agreement and any SOW(s) comprise separate and independent contractual obligations from any software license or exhibit thereto. Company shall not withhold payments that are due and payable under this Agreement because of the status of any software licenses or exhibits, not shall Company withhold payments that are due and payable relating to software licenses or schedules because of the status of work performed hereunder.
10.7     Insurance.  Annuncio  shall  maintain  statutory  minimum  Workers'
         ----------
Compensation and Employer's Liability Insurance as required by the laws of any state or country in which Services are performed.
10.8     Miscellaneous.  This  Agreement  shall  be  governed by the laws of the
         --------------
State of California as applied to agreements entered into and performed within California by residents of that state. Each party hereby expressly consents to the nonexclusive personal jurisdiction and venue of the state and federal courts located in the federal Northern District of California for any lawsuit filed there against the Company arising from or relating to this Agreement. This Agreement and the Exhibits hereto form the entire agreement of the parties and supersede any prior verbal or written understandings, communications, representations and agreement between the parties with respect to the subject matter hereof. This Agreement may only be amended or modified by a writing signed by a duly authorized representative of both parties and all proposed variations, edits, or additions (whether submitted by Annuncio or Company) to this Agreement or any SOW are objected to and deemed material unless otherwise agreed to in writing. NO purchase order or other ordering document that purports to modify or supplement the printed text of this Agreement or any SOW shall add to or vary the terms of this Agreement or SOW. Waiver of any term or provision of this Agreement or forbearance to enforce any term or provision by either party shall not constitute a waiver as to any subsequent breach or failure of the same term or provision or a waiver of any other term or provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


     ANNUNCIO  SOFTWARE,  INC.                  NETTAXI.COM
     By:  /s/  Karil  Reibold                   By:  /s/  Robert  Speicher
          -------------------                      -----------------------
     Print  Name:  Karil  Reibold               Print  Name:  Robert  Speicher
                   --------------                           ------------------
     Title:  CFO & VP Finance and Operations    Title: EVP Sales and Marketing
             ------------------------------            -----------------------


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